================================================================================


                          PAGING NETWORK DO BRASIL S.A.

                                       AND

                         PAGING BRAZIL HOLDING CO., LLC



                               PURCHASE AGREEMENT



                           125,000 UNITS CONSISTING OF

                                 US$125,000,000
                           13.5% Senior Notes due 2005

                                       AND

                    125,000 Non-Voting Class B Holding Shares


Dated:  May 30, 1997

================================================================================

                                  125,000 Units
                                  consisting of
        US$125,000,000 13 1/2% Senior Notes due 2005 of PAGING NETWORK DO
                                   BRASIL S.A.
                            (a Brazilian corporation)
                                       and
                  125,000 Non-Voting Class B Holding Shares of
                         PAGING BRAZIL HOLDING CO., LLC
                     (a Delaware limited liability company)


                               PURCHASE AGREEMENT


                                                                    May 30, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
BEAR STEARNS & CO. INC.
GOLDMAN, SACHS & CO.
     c/o Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
     Merrill Lynch World Headquarters
     North Tower
     World Financial Center
     New York, New York  10281-1305

Ladies and Gentlemen:

            Paging Network do Brasil S.A., a Brazilian corporation (the "Company"), and Paging Brazil Holding Co., LLC, a Delaware limited liability company (the "LLC," and together with the Company, the "Issuers"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
In-
corporated ("Merrill Lynch") and Bear Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively with Merrill Lynch, the "Initial Purchasers") with respect to the issue and sale by the Issuers and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective numbers set forth in Schedule A of an aggregate of 125,000 Units (the "Units") consisting of US$125,000,000 aggregate principal amount of 13 1/2% Senior Notes due 2005 of the Company (the "Notes") and an aggregate of 125,000 Non-Voting Class B Member Interests (the "Holding Shares") of the LLC. Each Unit will consist of US$1,000 principal amount of Notes and one Holding Share. The Units will be issued under an agreement (the "Unit Agreement") to be dated as of June 6, 1997 among the Company, the LLC and The Chase Manhattan Bank, as unit agent (the "Unit Agent"). The Notes are to be issued pursuant to an indenture to be dated as of June 1, 1997 (the "Indenture") between the Company, as issuer of the Notes, and The Chase Manhattan Bank, as trustee (the "Trustee"). Each of the Trustee and Chase Trust Bank (the "Principal Paying Agent") will act as a co-paying agent with respect to the Notes under the Indenture. Pursuant to an agreement (which will contain customary representations as to, among other things, good title, valid delivery and lack of claims or encumbrances on such common stock) between the Company and the LLC to be dated June 6, 1997 (the "Company-LLC Subscription Agreement"), 125,000 shares of common stock (acoes ordinarias), with no par value, of the Company (the "Common Stock") representing in the aggregate approximately 7.0% of the common share capital of the Company, will be issued and delivered by the Company to the LLC for the capital accounts of the holders of Holding Shares issued as a part of the Units. The Holding Shares have been authorized and, at the Closing Time (as defined herein) will be issued in accordance with the terms of the agreement substantially in the form of Exhibit C hereto dated as of June 6, 1997 (the "LLC Agreement") among the members from time to time of the LLC.

            Approximately US$46,000,000 of the net proceeds from the sale of the Units (the "Initial Escrow Amount"), representing funds that, together with the proceeds from the investment thereof, are intended to be sufficient to pay the first six in-terest payments on the Notes, is to be placed in a collateral account in the United States and pledged to the Trustee, for the benefit of the holders of the Notes and the Trustee (in its capacity as such under the Indenture) pursuant to the Escrow Agreement, dated as of June 6, 1997 (the "Escrow Agreement") among the Company, Chase Manhattan Bank, as Escrow Agent (the "Escrow Agent"), and the Trustee.

            Unless the context otherwise requires, the term "Securities" refers collectively to the Notes, the Holding Shares and the Units. This agreement (this "Agreement" or the "Purchase Agreement"), the Unit Agreement, the Indenture, the Securities, the Exchange Notes (as defined below), the Private Exchange Notes (as defined below), the Escrow Agreement, the agreement with CT Corporation System referred to in Section 18 hereof (the "Agency Agreement"), the Notes Registration Rights Agreement (as defined below), the LLC Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement (as defined below) are referred to collectively as the "Operative Documents."

            The Securities will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon an exemption from the registration requirements of the Act. The Issuers have prepared and delivered to each Initial Purchaser copies of preliminary offering memoranda dated March 16, 1997 (the "March Preliminary Offering Memorandum") and May 16, 1997 (the "May Preliminary Offering Memorandum and, together with the March Preliminary Offering Memorandum, the "Preliminary Offering Memorandum") and have prepared and will deliver to each Initial Purchaser copies of a final offering memorandum dated May 30, 1997 (the "Final Offering Memorandum"), each to be used by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, together with any amendment or supplement to either such document), which has been prepared and delivered by the

Issuers to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities. The Issuers hereby confirm that the use of the Offering Memorandum in connection with the offer and resale of the Securities by the Initial Purchasers in accordance with the terms hereof is authorized by each of them. If the Issuers prepare a supplement dated the date hereof to the Preliminary Offering Memorandum containing only pricing related information, then the term "Offering Memorandum" for purposes of this Agreement shall refer collectively to the Preliminary Offering Memorandum and such supplement.

            All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules in the Offering Memorandum.

            The Issuers understand that the Initial Purchasers propose to make an offering (the "Offering") of the Securities only on the terms and in the manner set forth herein to purchasers ("Subsequent Purchasers"), as soon as the Initial Purchasers deem advisable after this Agreement has been executed and delivered. The Offering will be made only (i) to persons in the United States whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("Qualified Institutional Buyers") as defined in Rule 144A under the Act, as such rule may be amended from time to time ("Rule 144A"), in transactions under Rule 144A, (ii) to a limited number of other institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) and (7) under Regulation D of the Act ("Accredited Investors")) in private sales exempt from registration under the Act and/or (iii) to non-U.S. persons outside the United States to whom the Initial Purchasers reasonably believe offers and sales of the Securities may be made in reliance upon Regulation S under the Act ("Regulation S"), in transactions meeting the requirements of Regulation S.

            The Initial Purchasers and other holders of Securities (including subsequent transferees) will be entitled to the benefits of the registration rights agreement, to be dated as of June 6, 1997 (the "Notes Registration Rights Agreement"), between the Company and the Initial Purchasers, in the form attached hereto as Exhibit A, and the registration rights agreement, to be dated as of June 6, 1997 (the "Equity Registration Rights Agreement") among the Issuers and Warburg, Pincus Ventures, L.P., Paging Network International N.V., IVP Paging (Cayman) L.P., Multiponto Telecomunicacoes Ltda. and TVA Sistema de Televisao S.A. (together, the "Shareholders") and Chase Mellon Shareholder Services, as transfer agent (the "Holding Share Transfer Agent"), in the form attached hereto as Exhibit B. Pursuant to the Notes Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein either (i) a registration statement under the Act registering the Exchange Notes (as defined in the Notes Registration Rights Agreement) to be offered in exchange for the Notes and to use its best efforts to cause such registration statement to be declared effective or (ii) under certain circumstances set forth therein, to file with the Commission a shelf registration statement pursuant to Rule 415 under the Act relating to the resale of the Securities by holders thereof or, if applicable, relating to the resale of Private Exchange Notes (as defined in the Notes Registration Rights Agreement) by the Initial Purchasers pursuant to an exchange of the Notes for Private Exchange Notes, and to use its best efforts to cause such shelf registration statement to be declared effective. Pursuant to the Equity Registration Rights Agreement, holders from time to time of Holding Shares or other Registrable Securities (as defined therein) will have (i) the rights to Demand Registration (as defined therein) or Piggy-Back Registration (as defined therein), (ii) a Tag-Along Right (as defined therein) and (iii) a requirement to sell Holding Shares or other Registrable Securities, in each case, in accordance with all of the provisions of the Equity Registration Rights Agreement.

            SECTION 1. Representations and Warranties. (a) Each of the Issuers individually represents and both of the Issuers jointly and severally warrant to each of the Initial Purchasers as of the date hereof and as of the Closing Time (as defined in Section 3 hereof) that:

            (i) As of their respective dates, none of the Offering Memorandum or any amendment or supplement thereto, and at all times subsequent thereto up to and as of the Closing Time, the Offering Memorandum, as amended or supplemented to such time, contained or will contain an untrue statement of a material fact or omitted or will omit a statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representations or warranties as to any information contained in or omitted from the Offering Memorandum, or any such amendment or supplement, in reliance upon, and in conformity with, information furnished to the Issuers by or on behalf of any Initial Purchaser specifically for use in the preparation thereof.

            (ii) When the Securities are issued and delivered pursuant to this Agreement, such Securities will not be of the same class (within the meaning of Rule 144A) as securities of any of the Issuers which are listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system.

            (iii) None of the Issuers or any of their affiliates (as defined in Rule 501(b) under the Act) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration of the Securities under the Act.

            (iv) None of the Issuers or any of their respective affiliates (as such term is defined in Rule 501(b) under the Act) or any person (other than the Initial Purchasers, as to which the Issuers make no representation) acting on the Issuers' behalf has engaged, in connection with the offering of the Securities, (A) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act, (B) in any directed selling efforts within the meaning of Rule 902 under the Act in the United States in connection with the Securities being offered and sold pursuant to Regulation S under the Act, (C) in any manner involving a public offering within the meaning of Section 4(2) of the Act or (D) in any action which would require the registration of the offering and sale of the Securities pursuant to this Agreement or which would violate applicable state "blue sky" laws.

            (v) Assuming that the representations and warranties of the Initial Purchasers contained in Section 4 are true, correct and complete, and assuming compliance by the Initial Purchasers with their covenants in
      Section 4, and assuming that the representations and warranties contained in the Accredited Institutional Investor Letter (substantially in the form of Annex A to the Offering Memorandum) completed by Accredited Investors purchasing Securities are true and correct as of the Closing Time, and assuming compliance by such Accredited Investors with the agreements in such Accredited Institutional Investor Letter, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by, or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with, this Agreement to register the Securities under the Act or to qualify any indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

            (vi) The only subsidiary of the LCC as of the date hereof is the Company. As of the date hereof, the Company has no subsidiaries. None of the Issuers owns any shares, quotas or other equity securities or other equity interests in any firm, partnership, joint venture or other entity either directly or indirectly (other than the owner-ship of equity securities of the Company by the LLC). The Company is a duly incorporated and validly existing sociedade anonima under the laws of Brazil. The LLC is a duly organized and validly existing limited liability company in good standing under the laws of the State of Delaware and has filed all reports with the Secretary of State of Delaware required to obtain a certificate of existence from that office. Each of the Issuers has all requisite power and authority under all applicable laws, and all necessary authorizations, approvals, orders, licenses (including, without limitation, all paging licenses), certificates and permits of and from regulatory or governmental officials, bodies and tribunals, (a) to own, lease and operate its respective properties and to conduct its respective businesses as now conducted and as described in the Offering Memorandum and (b) to enter into, deliver, incur and perform its respective obligations under the Operative Documents; and is, to the extent applicable, duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its respective properties or the conduct of its respective businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on (i) the condition, financial or otherwise, or on the assets, earnings results of operations, business affairs or business prospects of the Issuers taken as a whole or (ii) the ability of any of the Issuers to duly and punctually perform any of its obligations under any of the Operative Documents or to consummate the transactions contemplated thereby (a "Material Adverse Effect"); and, to the knowledge of the Issuers, no revocation or limitation or variation of any such authorization, approval, order, license or permit is threatened.

            (vii) The Company and each of TVA Sistema de Televisao S.A. ("TVA"), Multiponto Telecomunicacoes Ltda. ("Multiponto") and San Francisco Telecomunicacoes Ltda ("San Francisco" and together with TVA and Multiponto, the "Licenseholders") comply in all material respects with the terms and conditions of all decisions, policies, authorizations and licenses announced, rendered, granted or regulated, as the case may be, by the Brazilian Ministry of Communications (the "Ministry"), and the other governmental authorities having authority over services provided by the Company with respect to the construction and operation of the businesses of the Company, including, without limitation, Brazilian Law No. 9,295 and Brazilian Presidential Decrees No. 2,056 and 2,196, Ordinances No. 257, No. 579 and No. 1,306 of the Ministry and Ordinance No. 232 of the Ministry of Infrastructure and the regulations, orders and instructions enacted or issued under the authority of such acts. Except as described in the Offering Memorandum, there exists no reason or cause that could justify the variation, suspension, cancellation or termination of any such authorizations or licenses held or controlled by the Company with respect to the construction or operation of its businesses, which variation, suspension, cancellation or termination could be reasonably expected to have a Material Adverse Effect.

            (viii) The Operating Agreements between the Company and each of the Licenseholders and the Agreements of Promise of Assignment and Transfer of Permission between the Company and each of the Licenseholders do not violate any provision of applicable law or require the consent or approval of, or any filing with or notification to, the Ministry of Communications or any other competent governmental authority in the Federative Republic of Brazil, to be effective to provide the benefits intended to be provided thereunder to the Company and are legally valid and provide the Company with all rights purported to be provided thereunder.

            (ix) At the time of deposit with the Escrow Agent of the Initial Escrow Amount (as such term is defined in the Escrow Agreement) no Lien (as such term is defined in the Indenture) exists upon such Collateral (as such term is defined in the Escrow Agreement) and no right or option to acquire the same exists in favor of any other person or entity, except for the pledge and security interest in favor of the Trustee for the benefit of the holders of the Notes and the Trustee (in its capacity as such under the Indenture) to be created or provided for in the Escrow Agreement, which pledge and security interest shall constitute a first priority perfected pledge and security interest in and to all of the Collateral.

            (x) Each the Issuers has all requisite power and authority to execute, issue and deliver the Unit Agreement and to incur and perform all of the obligations provided for therein. The Units, when executed, authenticated and issued in accordance with the terms of the Unit Agreement (assuming the due authorization, execution and delivery thereof by the Unit Agent) and when delivered against payment of the purchase price therefor to the Issuers as provided in this Agreement, will constitute the valid and binding obligations of the Issuers and will be entitled to the benefits of the Unit Agreement.

            (xi) The Notes, the Exchange Notes and the Private Exchange Notes have been duly authorized by the Company and the Company has all requisite corporate power and authority to execute, issue and deliver the Notes, the Exchange Notes and the Private Exchange Notes and to incur and perform all of the obligations provided for therein. The Notes, when executed, authenticated and issued in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and when delivered against payment of the purchase price therefor as provided in this Agreement, will constitute the valid and binding obligations of the Company, entitled to the benefits of the Indenture, and the Exchange Notes and the Private Exchange Notes, if any, when executed, authenticated, issued and delivered in exchange for the Notes in the manner contemplated by the Notes Registration Rights Agreement, will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture.

            (xii) The Holding Shares to be purchased by the Initial Purchasers from the LLC as a part of the Units pursuant to this Agreement have been duly authorized for issuance and sale to the Initial Purchasers pursuant to this Agreement by the LLC and, upon payment to the Company of the purchase price for the Units in accordance with this Agreement, will be duly issued and delivered by the Company and, to the Company's knowledge, by the LLC, will be validly issued, fully paid and non-assessable; the Holding Shares conform to all statements relating thereto in the Offering Memorandum and such description conforms to the rights set forth in the LLC Agreement; no holder of Holding Shares will be subject to personal liability by reason of being such a holder.

            (xiii) As of the Closing Time, all of the warranties and representations of the Company contained in Section 3 of the Company-LLC Subscription Agreement will be true and correct.

            (xiv) Each shareholder of the Company has executed and delivered an enforceable written commitment (together, the "Shareholder Commitments"), agreeing that such shareholder will not exercise its voting rights to receive mandatory statutory dividends (dividendo minimo obrigatorio), which conform in all material respects to the descriptions thereof in the Offering Memorandum. Each Shareholder Commitment has been duly authorized, executed and delivered by the Company, to the Company's knowledge, by each other party thereto and constitutes the valid and binding obligations of each party thereto. The Shareholder Commitments, taken together, are effective to preclude payment of any mandatory statutory dividend.

            (xv) This Agreement and the Company-LLC Subscription Agreement have been, and, as of the Closing Time, the Equity Registration Rights Agreement and the Unit Agreement will have been, duly authorized, executed and delivered by each of the Issuers. The Agency Agreement has been, and, as of the Closing Time, the Escrow Agreement, the Notes Registration Rights Agreement and the Indenture will have been, duly authorized, executed and delivered by the Company. Assuming the due authorization, execution and delivery by parties thereto other than the Issuers, this Agreement and the Company-LLC Subscription Agreement constitute, and, as of the Closing Time, the Equity Registration Rights Agreement and the Unit Agreement will constitute, the valid and binding obligations of each of the Issuers. The Agency Agreement constitutes, and as of the Closing Time, the Escrow Agreement and the Notes Registration Rights Agreement will constitute, the valid and binding obligations of the Company. No consent, authorization (including the Certificado de Aprovacao Previa (the "Prior Authorization") of the issuance of the Notes, the Exchange Notes and the Private Exchange Notes, if any, and all payments in respect of the Notes (except as disclosed in the Offering Memorandum) given by Banco Central do Brasil (the "Brazilian Central Bank")), approval, license or order of, or filing, registration or qualification with, any court or governmental body or agency, domestic or foreign, is required for the performance by the Issuers of their respective obligations under the Operative Documents (including but not limited to the obligations of the Company to effect payments of principal of, and premium, interest and Additional Amounts (as defined in the Indenture) on the Notes, the Exchange Notes or the Private Exchange Notes, if any, in United States dollars free of any liability on the part of any holder thereof) or for the consummation of the transactions contemplated hereby or thereby, except for (A) the registration of the issue of the Notes, the Exchange Notes and the Private Exchange Notes with the Brazilian Central Bank in order to allow the remittance of U.S. dollars from Brazil for payment on each scheduled due date of principal of, premium, and interest and Additional Amounts on the Notes, the Exchange Notes and the Private Exchange Notes, if any, and those costs, fees and commissions set forth in this Agreement, the Indenture, the Escrow Agreement, the Registration Rights Agreement and the Equity Registration Rights Agreement covered by the Prior Authorization, which will be evidenced by the Certificado de Registro (the "Registra-tion Certificate") issued by the Brazilian Central Bank; (B) the approval of the Brazilian Central Bank for the Company to make any payment in U.S. dollars not set forth in the Registration Certificate or to make any payment provided for therein earlier than its originally scheduled date (including amounts payable pursuant to acceleration of the maturity of the Notes, the Exchange Notes or the Private Exchange Notes, if any, upon any default or Event of Default (as defined in the Indenture), a Tax Redemption (as defined in the Indenture), or a redemption upon a Significant Equity Offering (as defined in the Indenture)); (C) the payment of additional interest in the event the Company fails to effect the Note Registration pursuant to the Note Registration Rights Agreement;
      (D) registration under the Act of (x) the Notes, the Exchange Notes or the Private Exchange Notes, if any, pursuant to the Notes Registration Rights Agreement and (y) the Holding Shares or other Registrable Securities pursuant to the Equity Registration Rights Agreement (in each case, including any filing with the National Association of Securities Dealers, Inc. (the "NASD")), (E) the qualification of the Indenture under the Trust Indenture Act or (F) qualifications or authorizations by state securities or "blue sky" laws in connection with the offer and sale of the Notes, the Exchange Notes or the Private Exchange Notes, if any, pursuant to the Notes Registration Rights Agreement or the Holding Shares or other Registrable Securities pursuant to the Equity Registration Rights Agreement.

            (xvi) The issuance, sale and delivery by the Company of the Notes, the Exchange Notes and the Private Exchange Notes, if any, and by the LLC of the Holding Shares and the execution, delivery and performance by the Issuers of this Agreement, the Unit Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement and the execution, delivery and performance by the Company of the Agency Agreement, the Escrow Agreement, the Notes Registration Rights Agreement and the Indenture, the consummation by the Issuers of the transactions contemplated hereby and thereby and the related transactions described in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and the compliance by the Issuers with the terms of the foregoing do not, and, at the Closing Date, will not, (A) conflict with or constitute or result in a breach or violation by the Company of its Estatutos or by the LLC of the LLC Agreement (each such document and any other charter, by-laws or similar organizational document being an "Organizational Document"), in each case, as in effect on the date hereof or as of the Closing Time, as the case may be, or (B) conflict with or constitute or result in a breach or violation by the Issuers of
      (x) any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by the Issuers or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien (except for liens contemplated by the Escrow Agreement), charge or encumbrance upon any property or assets of the Issuers under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, authorization, permit, certificate or other agreement or document to which either of the Issuers is a party or by which either of them may be bound, or to which either of them or any of their respective assets or businesses is subject, in any such case, which has occurred or will so result, or (y) assuming compliance by you with all applicable securities and Blue Sky laws, any law, statute, rule or regulation, or any judgment, decree or order, in any such case, of any domestic or foreign court or governmental or regulatory agency or other body having jurisdiction over the Issuers or any of their respective properties or assets except in the case of the matters set forth in the preceding clause (B), for any conflicts, breaches or violations that would not in the aggregate be reasonably expected to have a Material Adverse Effect.

            (xvii) As of the Closing Date, the Units, the Unit Agreement, the Notes, the Exchange Notes, the Private Exchange Notes, the Indenture, the Escrow Agreement, the Notes Registration Rights Agreement, the Company-LLC Subscription Agreement, the Holding Shares, the Common Stock and the Equity Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum under the captions "Description of the Units," "Description of the Notes," "Exchange Offer; Notes Registration Rights," "Description of the Class B Holding Shares," "Description of Company Capital Stock," and "Description of Equity Registration and Other Rights."

            (xviii) The financial statements of the Company included in the Offering Memorandum, together with the related schedules and notes, present fairly the financial position of the Company at the date indicated and the statement of operations, stockholders' equity and cash flows of the Company for the period specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("U.S. GAAP"). The balance sheet of the LLC dated March 31, 1997 presents fairly the financial position of the LLC at the date indicated and has been prepared in conformity with U.S. GAAP. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with U.S. GAAP the information required to be stated therein. Ernst & Young Auditores Independentes, S.C., which has examined such financial statements and schedules as set forth in its report included in the Offering Memorandum, is an independent public accounting firm with respect to the Company and the LLC within the meaning of Regulation S-X under the Act.

            (xix) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise specifically stated therein, there has been no (A) material adverse change in the financial condition, properties, assets, results of operations or prospects of either of the Issuers whether or not arising in the ordi-nary course of business (a "Material Adverse Change"), (B) transaction entered into by the Company, other than in the ordinary course of business, that is material to the Company, (C) transaction entered into by the LLC, other than pursuant to the LLC Agreement, the Company-LLC Subscription Agreement or in connection with its formation or administration, or (D) dividend or distribution of any kind declared, paid or made by the Company on its capital stock or by the LLC on its member interests.

            (xx) The Company has the authorized, issued and outstanding capitalization set forth in the Offering Memorandum under the subheading "Actual" under the caption "Capitalization" (except that 8,700 additional shares of the Company's redeemable preferred stock were subsequently issued); all of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights (whether provided contractually or pursuant to any Organizational Document). No holder of any securities of either of the Issuers is entitled to (x) have such securities (other than the Notes, the Exchange Notes and the Private Exchange Notes, if any) registered under any registration statement contemplated by the Notes Registration Rights Agreement or (y) have such securities (other than the Holding Shares and any other Registrable Securities) registered under any registration statement contemplated by the Equity Registration Statement, except to the extent expressly set forth in the Offering Memorandum; no holder of Common Stock is subject to personal liability by reason of being such a holder; the Common Stock is not subject to preemptive or similar rights, except to the extent set forth in the Offering Memorandum; Banco Itau S.A. has been duly appointed by the Company as Registrar of the Common Stock; pursuant to the Company's Organizational Documents, ownership of the Common Stock of the Company is evidenced solely by book entry records of Banco Itau S.A., as Registrar, and no certificates with respect to such shares of capital stock exist; the Common Stock conforms to all statements relating thereto in the Offering Memorandum and such description conforms to the rights set forth in the Estatutos of the Company and any other document or agreement affecting the Common Stock.

            (xxi) The capitalization of the LCC consists solely of Class A Member Interests and Class B Member Interests. As of the date hereof there are no Class A Member Interests and no Class B Member Interests issued and outstanding. Upon issuance and delivery of the Holding Shares as contemplated by this Agreement, as of the Closing Time there will be 814,955 Class A Member Interests and 125,000 Class B Member Interests issued and outstanding, and all such issued and outstanding member interests will have been duly authorized and validly issued, will be fully paid and non-assessable with no personal liability attaching to any holder thereof by virtue of the ownership thereof, will not have been issued in violation of any preemptive or similar rights, and will be owned beneficially and of record by the members of the LLC in the amounts set forth on Schedule B. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the Class B Member Interests are valid, binding, and enforceable in accordance with the terms of the LLC Agreement under Delaware law. There are no outstanding or authorized options, warrants, purchase rights, conversion rights, exchange rights or other contracts or commitments or preemptive rights that could require the LLC to issue, sell or otherwise cause to become outstanding any member interests of the LLC or any other security, and there are no outstanding securities convertible into such member interests of the LLC or any other security.

            (xxii) Neither the Company nor the LCC is (A) in violation of its respective Organizational Documents, (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its respective assets or properties is subject, or (C) in violation of any law, statute, judgment, decree, order, rule or regulation of any domestic or foreign court with jurisdiction over the Company or the LLC or any of their respective assets or properties, or other governmental or regulatory authority, agency or other body, other than, in the case of clauses (B) and (C), such defaults or violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

            (xxiii) The Company owns or possesses, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other proprietary or confidential information, systems or procedures) (collectively, "intellectual property") necessary to conduct the business now or proposed to be operated by each of them as described in the Offering Memorandum, except where the failure to own, possess or have the ability to acquire any such intellectual property could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect; and, except as disclosed under the caption "Business - Trademarks" in the Final Offering Memorandum, no officers or directors of the Company has received any notice of infringement of or conflict with (and the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any of such intellectual property which, if any such assertions of infringement or conflict were sustained, individually or in the aggregate, could reasonably be expected to have or result in a Material Adverse Effect, the Technical Services Agreement (as defined in the Offering Memorandum) and the Intellectual Property License (as defined in the Offering Memorandum) are in full force and effect and the Company is in compliance with all of its obligations thereunder and the Company has not received any notice or claim of default with respect thereto.

            (xxiv) The Company and the LLC have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations and all courts and other tribunals necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Offering Memorandum, except to the extent that the failure to so obtain or file, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

            (xxv) There is no legal action, suit, proceeding inquiry or investigation before or by any court or governmental body or agency, domestic or foreign, now pending or, to the knowledge of the Issuers, threatened against the Company or the LLC or affecting the Company or the LLC or any of their respective properties which would, individually or in the aggregate, have or result in a Material Adverse Effect; the aggregate of all pending legal or governmental proceedings to which the Company and the LLC are a party or of which any of their respective properties or assets are the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect. Except as set forth in the Offering Memorandum, neither the Company nor the LLC has received any notice or claim of any default (or event, condition or omission which with notice or lapse of time or both would result in a default) under any of its respective contracts or has knowledge of any breach of any of such contracts by the other party or parties thereto, except such defaults or breaches as could not reasonably be expected to have or result in a Material Adverse Effect.

            (xxvi) The Company and the LLC have filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not result in a Material Adverse Effect, and each has paid all taxes shown as due thereon, except where the Company or the LLC, as the case may be, (a) has established appropriate U.S. GAAP reserves for, and (b) is contesting in good faith, the payment of, such taxes; and there is no tax deficiency that has been asserted against the Company or the LLC, as the case may be, that would result in a Material Adverse Effect.

            (xxvii) None of (a) the Operative Documents, (b) the issuance, sale and delivery of the Securities to the Initial Purchasers upon payment therefor as contemplated in this Agreement, (c) the issuance of the Exchange Notes and any Private Exchange Notes, if any, (d) the issuance of the Common Stock to the LLC pursuant to the Company-LLC subscription Agreement or (e) the distribution of the Common Stock of the Company to holders of the Holding Shares upon a Liquidation Event (as defined in the LLC Agreement), in each case as contemplated in this Agreement and the Notes Registration Rights Agreement, the Equity Registration Rights Agreement and the LLC Agreement, are subject to any registration tax, stamp duty or similar tax, duty, impost or levy imposed by the Federative Republic of Brazil or any political subdivision thereof.

            (xxviii) Except as otherwise described in the Offering Memorandum, all payments by the Company or any Guarantor (as defined in the Indenture) in respect of the Notes, the Exchange Notes, the Private Exchange Notes, the Indenture, this Agreement, the Indenture and the Notes Registration Rights Agreement (or by any Guarantor upon default by the Company) are not subject to withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatsoever nature imposed or levied by or on behalf of Brazil or Japan or any political subdivision or authority thereof or therein having power to tax; provided, however, that if the Notes, the Exchange Notes or the Private Exchange Notes are redeemed for any reason prior to the eighth anniversary of their issue, all payments of interest, fees, commissions and original issue discount in respect of the Notes, the Exchange Notes or the Private Exchange Notes by the Company (or by any Guarantor upon default by the Company) to holders of the Notes, the Exchange Notes or the Private Exchange Notes (including payments made prior to redemption) would be subject to withholding of Brazilian income tax at a rate of 15 percent, which rate may be reduced to 12 1/2 percent pursuant to the bilateral treaty aimed at avoiding double taxation entered into between Brazil and Japan on January 24, 1967 and enacted in Brazil by Presidential Decree No. 61,899 dated December 14, 1967 (as amended and supplemented by a protocol dated March 23, 1976 and enacted in Brazil by Presidential Decree No. 81,194 dated January 9, 1978) and, in accordance with and subject to the Indenture, the Company will pay such Additional Amounts (as defined in the Indenture) as may be necessary in order that the amounts received by the holder of any Note, Exchange Note or Private Exchange Note after such withholding or deduction shall equal the net respective amounts which would have been receivable by such holder in the absence of such withholding imposed by Brazil or by Japan or any political subdivision or taxing authority thereof or therein.

            (xxix) The Company and the LLC each have good and marketable title to all real and personal property described in the Offering Memorandum as being owned by it and good and marketable title (subject to limitations on assignment without the lessor's consent) to a leasehold estate in the real property described in the Offering Memorandum as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Offering Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions does not result in a Material Adverse Effect.

            (xxx) Neither the Company nor the LLC is an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Com-pany Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act"); neither the Company nor the LLC is otherwise subject to regulation or registration under the Investment Company Act nor would either the Company or the LLC be subject to regulation or registration under the Investment Company Act in the absence of Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act.

            (xxxi) Neither the Company nor the LLC nor any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of any of the Issuers to facilitate the sale or resale of the Securities.

            (xxxii) Neither the Company nor the LLC has any pension, profit sharing, deferred compensation, bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company or the LLC, except (A) certain Management Subscription Agreements, dated as of December 11, 1997, with Messrs. Trynin and Fregenal, pursuant to which they have subscribed, respectively, 432 and 324 shares of the Company's Common Stock and (B) the Company has reserved 2,487 shares of Common Stock which may be issued to certain executives at the discretion of the Board of Directors.

            (xxxiii) None of the Company or the LLC nor any of their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, executing or otherwise) under the laws of the United States of America or the Federative Republic of Brazil.

            (xxxiv) To ensure the legality, validity, enforceability or admissibility into evidence of each of this Agreement, the Notes Registration Rights Agreement, the Agency Agreement, the Indenture, the Escrow Agreement, the Units, the Notes, the Exchange Notes or the Private Exchange Notes, the Company-LLC Subscription Agreement, the Equity Registration Rights Agreement or the Unit Agreement or any other document to be furnished hereunder or thereunder in the Federative Republic of Brazil it is not necessary that this Agreement, the Notes Registration Rights Agreement, the Agency Agreement, the Indenture, the Escrow Agreement, the Units, the Notes, the Exchange Notes or the Private Exchange Notes, the Company-LLC Subscription Agreement, the Equity Registration Rights Agreement or the Unit Agreement or any such other document be filed or recorded with any court or other authority in the Federative Republic of Brazil or that any stamp or similar tax be paid in the Federative Republic of Brazil, on or in respect of any of this Agreement, the Notes Registration Rights Agreement, the Agency Agreement, the Indenture, the Escrow Agreement, the Units, the Notes, the Exchange Notes or the Private Exchange Notes, the Company-LLC Subscription Agreement, the Equity Registration Rights Agreement or the Unit Agreement or any such other document, other than the translation into Portuguese by a sworn translator, the notarization by a notary public of signatures of non-Brazilian parties thereto and the consularization of this Agreement, the Notes Registration Rights Agreement, the Agency Agreement, the Indenture, the Escrow Agreement, the Company-LLC Subscription Agreement or the Equity Registration Rights Agreement at the Brazilian Consulate in New York which will be effected by the Company as soon as reasonably practicable after execution of such agreements; the Company is not aware of any reason why the enforcement in Brazil of a judgment in respect of any of such agreements would be contrary to Brazilian law, national sovereignty or public policy or "good morals" (as set forth in Brazilian law) nor is it aware of any provision of any of such agreements which would for any reason not be upheld by the courts of Brazil.

            (b) Any certificate signed by any officer of any of the Issuers and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Issuers to the Initial Purchasers as to the matters covered thereby.

            SECTION 2. Purchase and Sale of the Securities. The Issuers agree to sell to the Initial Purchasers and, subject to the terms and conditions and in reliance upon the representations and warranties of the Issuers herein set forth, each of the Initial Purchasers agrees severally to purchase from the Issuers, at a purchase price of US$967.5 per Unit, representing US$967.476 per Note and US$0.024 per Holding Share, the respective number of Units set forth in Schedule A opposite the name of such Initial Purchaser.

            SECTION 3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on June 6, 1997, or such later date and time not more than two (2) business days thereafter as the Initial Purchasers and the Company shall agree (such date and time of delivery and payment for the Securities being herein called the "Closing Time"). Delivery of the Securities shall be made to the Initial Purchasers against payment by the Initial Purchasers of the purchase price thereof by wire transfer or certified or official bank check or checks payable in federal (immediately available) funds to the order of the Company or as the Issuers may direct. Delivery of the Securities in definitive form shall be made at such location as the Initial Purchasers shall reasonably designate at least one business day in advance of the Closing Time and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Initial Purchasers may request not less than two full business days in advance of the Closing Time.

            The Issuers agree to have the Securities available for inspection, checking and packaging by the Initial Purchas-ers in New York, New York, not later than 10:00 A.M. on the business day prior to the Closing Time.

            SECTION 4. Resale of the Securities. The Initial Purchasers have advised the Issuers that they propose to offer the Securities for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants (as to itself only) to, and agrees with, the Issuers that it (i) is a Qualified Institutional Buyer, (ii) has not and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and has not and will not engage in any directed selling efforts within the meaning of Rule 902 under the Act in the United States in connection with the Securities being offered and sold pursuant to Regulation S under the Act, (iii) is not purchasing with a view to or for offer or sale in connection with any distribution that would be in violation of federal or state law and (iv) will solicit offers for such Securities pursuant to Rule 144A, Regulation S or resales not involving a public offering, as applicable, only from, and will solicit offers for or offer, solicit offers to purchase, sell or deliver the Securities, as part of their initial offering, only to or from (A) persons in the United States whom the Initial Purchasers reasonably believe to be Qualified Institutional Buyers or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a Qualified Institutional Buyer, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A, (B) a limited number of other institutional investors whom the Initial Purchasers reasonably believe to be Accredited Investors that are purchasing for their own accounts or for the account of an Accredited Investor for investment purposes and not with a view to, or for offer or sale in connection with, any distribution of the Securities in violation of the Act and (C) non-U.S. persons outside the United

States to whom the Initial Purchasers reasonably believe offers and sales of the Securities may be made in reliance upon Regulation S under the Act in transactions meeting the requirements of Regulation S; provided that with respect to clause (B), each such transfer of Securities is effected by the delivery to such purchaser of Securities in definitive form and registered in its name (or its nominee's name) on the books maintained by the Unit Agent; and provided, further, that with respect to clause (B), such institutional investors shall be required to complete and deliver an Accredited Institutional Investor Letter (substantially in the form of Annex A to the Offering Memorandum) to the Initial Purchasers prior to the confirmation of any order.

            SECTION 5. Covenants of the Issuers. Each of the Issuers covenant with the Initial Purchasers as follows:

            (a) Each of the Issuers will use its reasonable best efforts to obtain on or prior to the Closing Time all government authorizations (including, but not limited to, the Prior Authorization and any other necessary authorizations from the Brazilian Central Bank) required in connection with the issue and sale of the Units, the Notes, the Exchange Notes, the Private Exchange Notes, the Common Stock delivered to the LLC pursuant to the Company-LLC Subscription Agreement or the Holding Shares and the performance of their respective obligations thereunder and under this Agreement, the Notes Registration Rights Agreement, the Indenture, the Escrow Agreement, the Units, the Notes, the Agency Agreement, the LLC Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement, and to cause such authorizations to be continued in effect so long as any of the Units, the Notes, the Exchange Notes, the Private Exchange Notes, if any, or the Holding Shares remain outstanding.

            (b) The Issuers will promptly, and in any event not more than 10 days after the Closing Time, (i) make application to the Brazilian Central Bank for the Registration Certificate and thereafter do all things reasonably necessary to obtain the Registration Certificate and provide evidence thereof to the Initial Purchasers and (ii) do all things reasonably necessary to obtain the issuance of the Registration Certificate by the Brazilian Central Bank, as soon as practicable after such approval is necessitated, to make any payment in dollars not set forth in the Registration Certificate or to make any payment provided for therein earlier than its originally scheduled date for payment.

            (c) The Issuers will pay such additional amounts as may be necessary in order that the net amounts receivable by the Initial Purchasers pursuant to this Agreement after any withholding or deduction for or on account of any present or future taxes, duties, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of Brazil or Japan or any political subdivision thereof or by any authority therein or thereof having power to tax shall equal the respective amounts which would have been receivable in the absence of such withholding or deduction.

            (d) The Issuers will furnish to the Initial Purchasers and counsel for the Initial Purchasers, without charge, such number of copies of the Preliminary Offering Memorandum and the Offering Memorandum and any amendments or supplements thereto as the Initial Purchasers and their counsel may reasonably request.

            (e) The Issuers will not at any time make any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum without the prior written consent of the Initial Purchasers, which consent shall not be unreasonably withheld or delayed; provided, however, that the consent of the Initial Purchasers shall not be required if in the judgment of the Issuers upon advice of U.S. counsel to the Issuers any such amendment or supplement is necessary so as to make the statements contained in the Offering Memorandum not misleading.

            (f) If at any time prior to completion of the distribution of the Securities by the Initial Purchasers to purchasers who are not its affiliates (as determined by the Initial Purchasers) any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum, as then amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or if in the reasonable opinion of the Initial Purchasers or counsel to the Initial Purchasers, such amendment or supplement is necessary to comply with applicable law, the Issuers will, subject to paragraph (e) of this Section 5, promptly prepare, at their own expense, such amendment or supplement as may be necessary to correct such untrue statement or omission or to effect such compliance (in form and substance agreed upon by the Initial Purchasers and counsel to the Initial Purchasers), so that as so amended or supplemented, the statements in the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or so that such Offering Memorandum as so amended or supplemented will comply with applicable law, as the case may be, and furnish to the Initial Purchasers such number of copies of such amendment or supplement as the Initial Purchasers may reasonably request. Each of the Issuers agrees to notify the Initial Purchasers in writing to suspend use of the Offering Memorandum as promptly as practicable after the occurrence of an event specified in this paragraph (f) of which it has knowledge, and the Initial Purchasers hereby agree upon receipt of such notice from the Issuers to suspend use of the Offering Memorandum until the Issuers have amended or supplemented the Offering Memorandum to correct such misstatement or omission or to effect such compliance.

            (g) Notwithstanding any provision of paragraph (d) or (e) to the contrary, however, the Issuers' obligations under paragraphs (d) and (e) and the Initial Purchasers' obligations under paragraph (f) shall terminate on the date upon which no Initial Purchaser nor any of their respective affiliates continues to hold Securities acquired as part of their initial distribution.

            (h) None of the Issuers nor any of their affiliates (as defined in Rule 501(b) under the Act) will solicit any offer to buy or offer or sell the Units, the Notes, the Exchange Notes or the Private Exchange Notes, if any, or the Holding Shares by means of any form of general solicitation or general advertising (as such terms are used in Regulation D under the Act), or by means of any directed selling efforts (as defined in Rule 902 under the Act) in the United States in connection with the Securities being offered and sold pursuant to Regulation S or in any manner involving a public offering within the meaning of Section 4(2) of the Act prior to the effectiveness of a registration statement with respect to the Units, the Notes, the Exchange Notes or the Private Exchange Notes or the Holding Shares, as applicable.

            (i) None of the Issuers nor any of their affiliates (as defined in Rule 501(b) under the Act) will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) which could be integrated with the sale of the Securities in a manner that would require the registration of any of the Securities under the Act.

            (j) The Company will, so long as any Notes, Exchange Notes, Private Exchange Notes or Holding Shares are outstanding, furnish to the Initial Purchasers, the Trustee, the Holding Share Transfer Agent and each holder of any Notes, Exchange Notes, Private Exchange Notes or Holding Shares on a timely basis, whether or not the Company has a class of securities registered under the Exchange Act, (i) within 140 days after the end of each fiscal year, annual reports on Form 20-F (or any successor form) contain-ing the information required to be contained therein (or required in such successor form); (ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year reports on Form 6-K (or any successor form) containing substantially the same information required to be contained in Form 10-Q (or required in any successor form); and
      (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 6-K (or any successor form) containing substantially the same information required to be contained in Form 8-K (or required in any successor form). Notwithstanding the foregoing, prior to the filing of the Exchange Offer Registration Statement with the SEC and in the event that the Company never becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the Trustee and provide the Initial Purchasers and the holders of any of the Securities and prospective purchasers of any of the Securities designated by such holders, upon request of such holders or prospective purchasers, all of the information that would have been required to have been filed with the SEC pursuant to clauses (i), (ii) and (iii) above. In addition to the above, the Company and the LLC will make available any further information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resales of any of the Securities. Each of the reports will be prepared in accordance with U.S. GAAP consistently applied and will be prepared in accordance with the applicable rules and regulations of the SEC.

            (k) Each of the Issuers will use its reasonable best efforts in cooperation with the Initial Purchasers to (i) permit the Units, the Notes and the Holding Shares to be eligible for clearance and settlement through The Depository Trust Company, the Euroclear System and Cedel Bank, societe anonyme, and (ii) permit the Securities to be designated as PORTAL securities in accordance with the rules and regulations of the NASD.

            (l) Each Note, Private Exchange Note, if any, and each Holding Share will bear the following legend until such legend shall no longer be necessary or advisable because the applicable Security is no longer subject to the restrictions on transfer described herein:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER
            THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF
            (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
            (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S,
            (2) AGREES THAT IT WILL NOT, PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY,

            AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, (E) TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "US PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

            (m) The Issuers will arrange for the registration and qualification of the Securities for offering and sale under the applicable securities or "blue sky" laws of such states and other jurisdictions as the Initial Purchasers may designate in connection with the resale of the Securities as contemplated by this Agreement and the Offering Memorandum and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided that in no event shall the Issuers be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 5(m), (ii) file any general consent to service of process in any jurisdiction where it is not at the Closing Time then so subject or (iii) subject itself to taxation in any such jurisdiction if it is not so subject. The Issuers will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Issuers shall promptly advise the Initial Purchasers of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of the Securities for offering or sale in any jurisdiction or the institution, threatening or contemplation of any proceeding for such purpose.

            (n) From the date hereof to the Closing Time, none of the Issuers will issue any press release or other public communication directly or indirectly or hold any press conference with respect to the Issuers or the business, financial condition, assets, results of operations or prospects of the Issuers, without the prior consent of the Initial Purchasers, unless in the judgment of the Issuers and their counsel, and after notification to the Initial Purchasers, such press release, communication or conference is required by law.

            (o) The Company will use the proceeds received from the sale of the Securities in the manner specified in the Offering Memorandum under the heading "Use of Proceeds."

            (p) Pursuant to the Escrow Agreement, the Company will deposit the Initial Escrow Amount into a collateral account in the United States, representing funds that together with the proceeds from the investment thereof will be sufficient to pay the first six interest payments on the Notes, and will take all actions necessary to pledge, assign and set over to the Trustee, for the benefit of the holders of the Notes and the Trustee (in its capacity as such under the Indenture), and irrevocably grant to the Trustee for the benefit of the holders of the Notes and the Trustee (in its capacity as such under the Indenture) a first priority perfected security interest in, all of its respective right, title and interest in such collateral account, all funds held therein and all other Collateral (as such term is defined in the Escrow Agreement) held by the Escrow Agent or on its behalf, in order to secure the obligations and indebtedness of the Company under the Indenture, the Escrow Agreement and the Notes.

            (q) The LLC shall comply with all of its obligations under the LLC Agreement, including but not limited to (i) its obligation pursuant to
      Section 7.5 thereof to make a timely QEF Election (as defined therein),
      (ii) its obligation to maintain a calendar year as its fiscal year and
      (iii) obtaining the consent of Class B members with respect to amendments of the LLC Agreement to the extent set forth in Section 13.3 thereof.

            (r) As soon as reasonably practicable, the Company and Holding LLC shall register the Common Stock to be held by Holding LLC as a foreign investment in the name of Holding LLC with the Central Bank of Brazil; the Company shall, prior to any distribution of Common Stock by Holding LLC (whether upon liquidation of Holding LLC or otherwise), establish and shall thereafter maintain an American Depositary Receipt program (the "ADR Program") providing for deposits from time to time of Common Stock against is-suance by the depositary (the "Depositary") of American Depositary Receipts ("ADRs") and shall obtain all approvals, authorizations and consents from, and shall make all filings, declarations or presentations with, any governmental or administrative body (including but not limited to the CVM and the Central Bank of Brazil) which shall at any time be necessary or desirable for the establishment of the ADR Program.

            (s) The Issuers shall not, for a period of 180 days from the date of the Offering Memorandum, without the prior written consent of Merrill Lynch, directly or indirectly, offer, sell, grant any option to purchase or otherwise dispose of any debt securities of the Company (other than the Exchange Notes and the Private Exchange Notes, if any) or any Subsidiary.

            SECTION 6. Payment of Expenses. (a) Whether or not any sale of the Securities is consummated, the Issuers agree jointly and severally to pay and bear all costs and expenses incident to the performance of all of their obligations under this Agreement, including (i) the preparation and printing of the Preliminary Offering Memorandum, the Offering Memorandum and any amendments or supplements thereto and the cost of furnishing copies thereof to the Initial Purchasers, (ii) the preparation, issuance, printing and distribution of the Units, the Notes, the Exchange Notes, the Private Exchange Notes, if any, and the Holding Shares and any survey of state securities or "blue sky" laws or legal investment memoranda, (iii) the delivery to the Initial Purchasers of the Securities, (iv) the fees and disbursements of the Issuers' counsel and accountants, (v) the qualification of the Securities under the applicable state securities or "blue sky" laws in accordance with the provisions of Section 5(m) hereof and any filing for review of the offering with the NASD, if required, including filing fees and reasonable fees and disbursements of counsel to the Initial Purchasers in connection therewith and in connection with the preparation of any survey of state securities or "blue sky" laws or legal investment memoranda, (vi) any fees charged by rating agencies for rating the Securities, (vii) the fees and expenses of the Trustee, the Paying Agent, the Unit Agent and the Holding Share Transfer Agent, including the fees and disbursements of their counsel, (viii) all expenses (including travel expenses) of the Issuers and the Initial Purchasers in connection with any meetings with prospective investors in the Securities and (ix) all expenses and listing fees in connection with the application for designation of the Securities as PORTAL securities and to permit the Units, the Notes, the Exchange Notes, the Private Exchange Notes and the Holding Shares, as applicable, to be eligible for clearance through The Depository Trust Company, the Euroclear System and Cedel Bank, societe anonyme. Notwithstanding the foregoing, if the sale of the Securities is consummated as provided for herein, the Initial Purchasers shall reimburse the Issuers for US$312,500 of the expenses set forth in the preceding clauses (i) through (ix).

            (b) If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of any of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by an Initial Purchaser in payment for the Securities at the Closing Time, the Issuers agree jointly and severally to reimburse the Initial Purchasers promptly upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of their counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

            SECTION 7. Conditions of the Initial Purchasers' Obligations. The obligations of the Initial Purchasers to purchase and pay for the Securities are subject to the continued accuracy, as of the Closing Time, of the representations and warranties of the Issuers herein contained, to the accuracy of the statements of the Issuers and officers of the Issuers made in any certificate pursuant to the provisions hereof, to the performance by each of the Issuers of its obligations hereunder, and to the following further conditions:

            (a) At the Closing Time, the Initial Purchasers shall have received the opinion of Willkie Farr & Gallagher, United States counsel to the Issuers, dated as of the Closing Time, in form and substance reasonably satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, to the effect that:

                  (1) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the United States of America or the State of New York is required for the execution and delivery by the Company and the LLC, as applicable, of the Purchase Agreement, the Equity Registration Rights Agreement, the Notes Registration Rights Agreement, the Agency Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement or the Indenture or for the issuance, sale and delivery of the Notes pursuant to the Purchase Agreement, the issuance and delivery of the Exchange Notes or the Private Exchange Notes, if any, in exchange for the Notes in the manner contemplated by the Notes Registration Rights Agreement, or the consummation by the Company and the LLC, as applicable, of any of the transactions contemplated in such instruments and agreements, or the issuance, sale and delivery of the Holding Shares by the LLC pursuant to the Purchase Agreement (except for authorizations required under the securities or Blue Sky laws of certain jurisdictions, as to which we express no opinion) nor will such issuance, sale and delivery of the Securities to the Initial Purchasers or the execution, delivery and performance of such instruments and agreements by the Company and the LLC, as applicable, conflict with, or result in a violation of any of the terms or provisions of, any existing applicable United States Federal or New York State judgment, order or decree which is known to such counsel or any law, rule or regulation, in any such case, of any government, governmental instrumentality or court located in the United States having jurisdiction over the Company or any of its properties or assets, except that (a) the transactions contemplated by the Notes Registration Rights Agreement are subject, to the extent set forth therein, to the registration and other requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and (b) the transactions contemplated by the Equity Registration Rights Agreement are subject, to the extent set forth therein, to the registration requirements of the Act;

                  (2) to our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or the LLC is a party, or to which the property of the Company or the LLC is subject, before or brought by any court or governmental agency or body in the Federal courts of the United States or in any State court in the State of New York, which might reasonably be expected to have or result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation or performance by the Company or the LLC of its obligations under any of the Operative Documents;

                  (3) the execution, delivery and performance of the Operative
            Documents, the issuance by the Company of the Notes, the issuance by the LLC of the Holding Shares and the consummation of the transactions contemplated in the Operative Documents and compliance by the Company and the LLC with their respective obligations under the Operative Documents will not, whether with or without the giving of notice or lapse of time or both, (a) conflict with or constitute a breach of, or a default or otherwise cause or permit any holder of indebtedness of the Company to have a right to require the repurchase, redemption or repayment of any of such indebtedness of the Company or the LLC under or (b) result in the creation or imposition of any lien (other than liens contemplated by the Escrow Agreement), charge or encumbrance upon any property or assets of the Company or the LLC pursuant to any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or the LLC is a party or by which either of them may be bound, or to which any of the property or assets of the Company or the LLC is subject, or (c) result in any violation of the provisions of the LLC Agreement, or any applicable New York or Federal law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court having jurisdiction over the Company or the LLC or any of their respective properties, assets or operations except in the case of (a), (b), or (c) above, such as would not, either singly or in the aggregate, have a Material Adverse Effect;

                  (4) the Notes are in the form contemplated by the Indenture and assuming that (a) the Company has been duly organized and is validly existing and in good standing under the laws of the Federative Republic of Brazil, (b) the Company has all requisite corporate power and authority to issue, sell and deliver the Notes and the issuance, sale and delivery of the Notes has been duly authorized by all requisite corporate action by the Company, (c) the Company has all requisite corporate power and authority to issue and deliver the Exchange Notes and the Private Exchange Notes in exchange for the Notes in the manner contemplated by the Notes Registration Rights Agreement and such issuance and delivery has been duly authorized by all requisite corporate action of the Company, (d) the Company has all requisite corporate power and authority to execute and deliver the Purchase Agree-ment, the Unit Agreement, the Indenture, the Escrow Agreement, the Agency Agreement, the Notes Registration Rights Agreement, the Equity Registration Rights Agreement and the Company-LLC Subscription Agreement and to perform its obligations thereunder and such execution, delivery and performance has been duly authorized by all requisite corporate action by the Company, (e) the Unit Agreement, the Indenture, the Escrow Agreement, the Agency Agreement, the Notes Registration Rights Agreement, the Equity Registration Rights Agreement and the Company-LLC Subscription Agreement have been duly executed and delivered by the Company, (f) the LLC has all requisite limited liability power and authority to execute and deliver the Unit Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement and to perform its obligations thereunder and such execution, delivery and performance has been duly authorized by all requisite limited liability company action by the LLC, (g) the Unit Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement have been duly executed and delivered by the LLC,
            (I) when the Notes are authenticated by the Trustee in accordance with the provisions of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered and paid for in accordance with the terms of this Agreement, registered holders of the Notes will be entitled to the benefits of the Indenture and the Indenture will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, (II) when the Exchange Notes and the Private Exchange Notes, if any, are authenticated and delivered in exchange for the Notes in the manner contemplated by the Notes Registration Rights Agreement, registered holders of the Exchange Notes and Private Exchange Notes will be entitled to the benefits of the Indenture and will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, and (III) each of the Unit Agreement, the Indenture, the Escrow Agreement, the Agency Agreement, the Notes Registration Rights Agreement, the Equity Registration Rights Agreement and the Company-LLC Subscription Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, and (IV) each of the Unit Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement constitutes a valid and binding obligation of the LLC, enforceable against the LLC in accordance with its terms, except, in each case,
            (x) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the rights and remedies of creditors generally and (y) such counsel need express no opinion concerning the enforceability of, or the enforceability under law under certain circumstances of, the indemnification provisions of Section 4 of the Notes Registration Rights Agreement or Section 5 of the Equity Registration Rights Agreement with respect to a liability where such indemnification is contrary to public policy;

                  (5) assuming compliance by the Escrow Agent with the terms of the Escrow Agreement, the Escrow Agreement creates a valid perfected security interest in favor of the Trustee in all right, title and interest of the Company in and to the Escrow Account and the Collateral;

                  (6) the statements in the Offering Memorandum under the
            headings "Summary -- The Offering," "Description of the Units," "Description of the Notes," "Exchange Offer; Notes Registration Rights" and "Equity Registration and Other Rights," insofar as such statements purport to summarize certain provisions of the Units, the Notes, the Exchange Notes, the Private Exchange Notes, the Indenture, the Notes Registration

            Rights Agreement and the Equity Registration Rights Agreement, provide a fair summary of such provisions of such agreements and instruments;

                  (7) assuming the Securities are issued and sold under the
            circumstances contemplated by this Agreement and the representations and warranties of the Issuers and the Initial Purchasers set forth herein are true and correct, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act;

                  (8) assuming the Company invests the net proceeds of the
            Offering as described under "Use of Proceeds" in the Final Offering Memorandum, neither the Company nor the LLC is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940 (the "Investment Company Act") nor is the Company or the LLC otherwise subject to regulation or registration under the Investment Company Act. In forming the foregoing opinion, we are not relying on the availability of any exemption under Section 3(c)(1) or 3(c)(7) of the Investment Company Act;

                  (9) the statements in the Offering Memorandum under the
            caption "Tax Considerations -- United States" fairly summarize the material United States Federal tax consequences of acquiring, owning and disposing of the Units, the Notes, the Exchange Notes and the Holding Shares;

                  (10) the LLC will be treated for federal income tax purposes as a partnership and, based on the manner in which it intends to limit its business activities and monitor its "qualifying income" for purposes of Section 7704(c) of the Internal Revenue Code of

            1986, as amended (the "Code"), it will not be classified as a publicly traded partnership that is treated as a corporation under section 7704(a) of the Code.

            In addition such counsel shall state that such counsel has participated in conferences with representatives of the Initial Purchasers, officers and other representatives of the Issuers and representatives of the independent certified accountants of the Issuers, at which conferences the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except and only to the extent set forth in subclauses (7) and (10) above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon opinions of officers and other representatives of the Issuers), on the basis of the foregoing nothing has come to its attention to cause it to believe that the Offering Memorandum at the date thereof or as of the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment with respect to (i) the financial statements, and the notes thereto and related schedules, (ii) other financial or statistical data found in or derivable from the financial, accounting or internal records of the Issuers or (iii) any forward-looking or projected financial or statistical data relating to the Issuers, in each case, included in the Offering Memorandum).

            In rendering such opinion, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York and (B) may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            References to the Offering Memorandum in this Section (a) include any supplement thereto prior to the Closing Time.

            (b) At the Closing Time, the Initial Purchasers shall have received the opinion of Xavier, Bernardes, Braganca, Brazilian counsel to the Issuers, dated as of the Closing Time, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchaser, to the effect that:

                  (1) the Company has been duly organized and is a validly
            existing sociedade anonima in good standing under the laws of the Federative Republic of Brazil, with full corporate power and authority to own, lease and operate its assets and properties and conduct its business currently conducted and as described in the Offering Memorandum;

                  (2) the authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum under the subheading "Actual" under the caption "Capitalization" (except that 8,700 additional shares of the Company's redeemable preferred stock were subsequently issued); the Company does not have any subsidiaries;

                  (3) (a) the Company has the requisite corporate power and
            authority to issue, sell and deliver the Notes pursuant to the Purchase Agreement and the issuance, sale and delivery of the Notes pursuant to the Purchase Agreement have been duly authorized by all requisite corporate action by the Company; (b) the Company has all requisite corporate power and authority to issue and deliver the Exchange Notes and the Private Exchange Notes in exchange for the Notes in the manner contemplated by the Notes Registration Rights Agreement and such issuance and delivery has been duly authorized by all requisite corporate action by the Company; (c) the Company has the requisite corporate power and authority to issue, sell and deliver the Common Stock pursuant to the Company-LLC Subscription Agreement and the issuance, sale and delivery of the Common Stock pursuant to the Company-LLC Subscription Agreement has been duly authorized by all requisite corporate action by the Company; (d) the Company has all requisite corporate power and authority to execute and deliver the Purchase Agreement, the Indenture, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement, the Agency Agreement, the Notes Registration Rights Agreement and the Equity Registration Rights Agreement and to perform its obligations thereunder and such execution, delivery, and performance has been duly authorized by all requisite corporate action by the Company; (e) the Indenture, the Purchase Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement, the Agency Agreement, the Notes Registration Rights Agreement and the Equity Registration Rights Agreement have been duly executed and delivered by the Company and are in proper legal form under the laws of the Federative Republic of Brazil for the enforcement thereof against the Company and, assuming due authorization, execution and delivery of the aforesaid agreements by the other parties thereto, each constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject as to enforcement, to applicable bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles;

            and, assuming the signatures of the parties to the aforesaid agreements other than the signatures of the Company and any other Brazilian signatories have been duly notarized by a competent notary public, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of any of the aforesaid agreements in the Federative Republic of Brazil or any political subdivision thereof that any of them be filed or recorded or enrolled with any court or authority in the Federative Republic of Brazil or any political subdivision thereof or that any stamp, registration or similar tax be paid in the Republic of Brazil or any political subdivision thereof, other than the consularization of such agreements by a Brazilian Consulate and registration of any such agreement together with a sworn Portuguese translation thereof, with the competent Registry of Deeds and Documents and payment of filing fees therefor;

                  (4) the Common Stock delivered to the LLC pursuant to the
            Company-LLC Subscription Agreement has been duly authorized and, at the Closing Time, will be validly issued, fully paid and non-assessable and will have attached to it the rights and benefits described in the Offering Memorandum, including under the caption "Description of Company Capital Stock"; at the Closing Time, none of such Common Stock will have been issued in violation of any preemptive or other similar rights under any contract or the Company's Organizational Documents or applicable Brazilian law; no holder of any of the Common Stock will be subject to personal liability by reason of being such a holder; at the Closing Time, the LLC will be the record owner of (A) 125,000 shares of Common Stock delivered to the LLC pursuant to the Company -LLC Subscription Agreement, representing approximately 7.0% of the common share capital of the Company on a fully diluted basis (including for purposes of such calculation the exercise in full of all outstanding subscription bonds) and (B) 814,955 shares of Common Stock delivered to the LLC by the Founding Class A Member (as defined in the LLC Agreement), representing 45.6% of the common share capital of the Company on a fully diluted basis (including for purposes of this calculation the exercise in full of all outstanding subscription bonds);

                  (5) all of the outstanding capital stock of the Company has been duly authorized and validly issued, is fully paid and nonassessable and was not issued in violation of any preemptive or other similar rights under any contract or the Company's Organizational Documents or applicable Brazilian Law; pursuant to the Company's Organizational Documents, ownership of all of the shares of capital stock of the Company is evidenced solely by book entry records of Banco Itau S.A., as Registrar, and no certificates with respect to such shares of capital stock exist;

                  (6) except as set forth in the Offering Memorandum and
            assuming compliance by the Company and Holding LLC of their respective obligations under Section 5(r) of the Purchase Agreement,
            (A) there are no limitations under Brazilian law on the rights of non-Brazilian holders of Common Stock which would not be applicable to Brazilian holders with respect to their Common Stock, (B) all dividends and other distributions declared and payable on the Common Stock may under current Brazilian laws and regulations be paid directly to the account of a holder of Common Stock in Brazilian Reais that may be converted into foreign currency that may be freely transferred out of Brazil, (C) no such dividends and other distributions, once made to holders of Common Stock who are non-domiciliaries of Brazil, will be subject to Brazilian laws and regulations and (D) all such dividends and other distributions are otherwise free and clear of any other tax, duty, withholding or deduc-tion in Brazil without the necessity of obtaining any governmental authorization in Brazil;

                  (7) the Common Stock conforms in all material respects to the description thereof in the Offering Memorandum under the caption "Description of Company Capital Stock";

                  (8) no consent, approval, authorization, license,
            qualification or order of or filing or registration with, any court or governmental or regulatory agency or body of the Federative Republic of Brazil or any political subdivision thereof, including, without limitation, the Comissao de Valores Mobiliarios, is required for the execution and delivery by the Company (and the LLC, as applicable) of the Purchase Agreement, the Equity Registration Rights Agreement, the Notes Registration Rights Agreement, the Agency Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement or the Indenture or for the issuance, sale and delivery of the Notes pursuant to the Purchase Agreement, the issuance and delivery of the Exchange Notes or the Private Exchange Notes, if any, in exchange for the Notes in the manner contemplated by the Notes Registration Rights Agreement, or the consummation by the Company (and the LLC, as applicable) of any of the transactions contemplated in such instruments and agreements, including, but not limited to, the obligation of the Company to effect payments of principal of, and premium, interest and Additional Amounts (as defined in the Indenture) on the Notes, the Exchange Notes or the Private Exchange Notes, if any, in United States dollars free of any liability on the part of any holder thereof, except for (A) the registration of the issue of the Notes, the Exchange Notes and the Private Exchange Notes, if any, with the Brazilian Central Bank to allow the remittance of U.S. dollars from Brazil for payment on each scheduled due date of principal, interest and Additional Amounts on the Notes, the Exchange Notes and the Private Exchange Notes and those costs, fees and commissions set forth in the Purchase Agreement, the Indenture and the Registration Rights Agreement covered by the Prior Authorization, which will be evidenced by the Registration Certificate; and (B) the approval of the Brazilian Central Bank for the Company to make any payment in U.S. dollars not set forth in the Registration Certificate or to make any payment provided for therein earlier than its originally scheduled date for payment (including amounts payable pursuant to acceleration of the maturity of the Notes, the Exchange Notes or the Private Exchange Notes, a Tax Redemption (as defined in the Indenture), any optional redemption by the Company, a redemption upon a Significant Equity Offering (as defined in the Indenture), a Change of Control (as defined in the Indenture) or an Asset Sale (as defined in the Indenture);

                  (9) the Prior Authorization of the Notes, Exchange Notes and
            Private Exchange Notes has been obtained from the Brazilian Central Bank and is in full force and effect; to the knowledge of such counsel after due inquiry, there is no reason that the Registration Certificate should not be expected to be issued by the Central Bank in due course;

                  (10) the issuance, sale and delivery of the Notes, the
            Exchange Notes and the Private Exchange Notes, if any, the execution, delivery and performance by the Company of this Agreement, the Agency Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement, the Notes Registration Rights Agreement, the Equity Registration Rights Agreement and the Indenture, the consummation by the Issuers of the transactions contemplated hereby, thereby and in the Offering Memorandum and the compliance by the Issuers with the terms of the foregoing do not, and, at the Closing Time, will not, conflict with or constitute or result in a breach or violation by the Issuers of (A) any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) by either of the Issuers or give rise to any right to accelerate the maturity or require the prepayment of any indebtedness under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of the Issuers under, any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, note, franchise agreement, authorization, permit, certificate or other agreement or instrument to which either of the Issuers is a party or by which either of the Issuers may be bound or to which any of their respective assets or properties may be subject or (B) any law, rule or regulation of the Federative Republic of Brazil or any political subdivision thereof or any order, decree or judgment applicable to either of the Issuers, in any such case, of any court or governmental or regulatory agency or body or arbitrator;

                  (11) the Company is not (A) in violation of its Estatutos, (B)
            in violation of any law, statute, judgment, decree, order, rule or regulation of any domestic or foreign court with jurisdiction over the Company or any of its assets or properties, or other governmental or regulatory authority, agency or other body, or (C) to the knowledge of such counsel, in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which it is a party or by which it may be bound, or to which any of its respective assets or properties is subject other than such defaults or violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect;

                  (12) the Company has obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and has made all declarations and filings with, all governmental and regulatory authorities, all self-regulatory organizations and all courts and other tribunals necessary, in each case, in the Federative Republic of Brazil or any political subdivision thereof, to own, lease, license and use its properties and assets and to conduct its businesses as now conducted and in the manner described in the Offering Memorandum, except to the extent that the failure to so obtain or file, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

                  (13) the Company and each of the Licenseholders comply in all material respects with the terms and conditions of all decisions, policies, authorizations and licenses announced, rendered, granted or regulated, as the case may be, by the Brazilian Ministry of Communications (the "Ministry"), and the other governmental authorities having authority over services provided by the Company with respect to the construction and operation of the businesses of the Company, including, without limitation, Brazilian Law No. 9,295 and Brazilian Presidential Decrees No. 2,056 and 2,196, Ordinances No. 257, No. 579 and No. 1,306 of the Ministry and Ordinance No. 232 of the Ministry of Infrastructure and the regulations, orders and instructions enacted or issued under the authority of such acts. There exists no reason or cause that could justify the variation, suspension, cancellation or termination of any such authorizations or licenses held, controlled or used by the Company with respect to the construction or operation of its businesses, which variation, suspension, can-cellation or termination could be reasonably expected to have a Material Adverse Effect;

                  (14) the Operating Agreements between the Company and each of the Licenseholders and the Agreements of Promise of Assignment and Transfer of Permission between the Company and each of the Licenseholders do not violate any provision of applicable law or require the consent or approval of, or any filing with or notification to, the Ministry or any other competent governmental authority in the Federative Republic of Brazil, to be effective to provide the benefits intended to be provided thereunder to the Company and are legally valid and provide the Company with all rights purported to be provided thereunder;

                  (15) no legal, regulatory or governmental proceedings are
            pending to which the Company or any of the Licenseholders is a party or to which the assets of the Company are subject which, individually or in the aggregate, could reasonably be expected to have or result in a Material Adverse Effect or which, individually or in the aggregate, would have a material adverse effect on the power or ability of the Company to perform its obligations under the Operative Documents or to consummate the transactions contemplated thereby or by the Offering Memorandum and, to the knowledge of such counsel, no such material proceedings have been threatened against the Company or any of the Licenseholders or with respect to any of the assets or properties of the Company or any of the Licenseholders;

                  (16) the Shareholder Commitments have been duly authorized, executed and delivered by all requisite corporate or other action on the part of the shareholders party thereto and the Company and constitute the valid and binding obligation of each of them, enforceable against them in accordance with their terms. In giving such opinion, counsel may rely, to the extent appropriate, on opinions of counsel to the shareholders;

                  (17) no holder of any securities of the Company is entitled to
            (x) have such securities (other than the Notes, the Exchange Notes and the Private Exchange Notes, if any) registered under any registration statement contemplated by the Notes Registration Rights Agreement or (y) have such securities (other than any Registrable Securities (as defined in the Equity Registration Rights Agreement)) registered under any registration statement contemplated by the Equity Registration Rights Agreement, except to the extent expressly set forth in the Offering Memorandum;

                  (18) all descriptions in the Offering Memorandum of contracts and other documents to which the Company is a party are accurate in all material respects, including, but not limited to, the Shareholders Agreement, the Operating Agreements, the Transfer Agreements and the Technical Services Agreement (as each such term is defined in the Offering Memorandum); to the knowledge of such counsel, there are no material franchises, contracts, indentures, mortgages, loan agreements, notes, agreements or other documents that are not described in the Offering Memorandum;

                  (19) the statements in the Prospectus under the headings
            "Enforceability of Civil Liabilities," "Risk Factors -- Factors Relating to Brazil -- Controls and Restrictions on US Dollar Remittances," " -- Factors Relating to Brazil -- Enforceability of Judgments," "-- Risk Factors Relating to the Company and the Offering --Regulation and Ownership of Licenses;" "Exchange Rate Data" (last three paragraphs); "Business -- Government Regulation," "-- Legal Proceedings;" "Management -- Employment Agreements," "-- Shares of Common Stock Reserved for Management;" "Certain Transactions;" "Principal Shareholders"; "Description of the Notes -- Enforceability of Judg-ments," and "-- Certain Bankruptcy Law Considerations" insofar as such statements constitute a summary of Brazilian statutes, rules, regulations or of legal matters, provide a fair summary of such statutes, rules, regulations or legal matters and constitutes all of the information with respect thereto required to be so disclosed (upon consultation with United States counsel to the Issuers);

                  (20) the Company and its obligations under the Operative
            Documents are subject to civil and commercial law and to suit in Brazil and neither the Company nor any of its properties, assets or revenues has any right of immunity under Brazilian law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Brazilian court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Operative Documents, and, to the extent that the Company or any of the Company's properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company has waived or has agreed to waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 18 of the Purchase Agreement and the like provision included in each of the other Operative Documents;

                  (21) the Brazilian courts will recognize and give effect to
            (a) the choice of the law of the State of New York ("New York law") as the law governing the Indenture, the Notes, the Exchange Notes, the Private

            Exchange Notes, if any, this Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement, the Equity Registration Rights Agreement and the Notes Registration Rights Agreement and (b) the appointment by the Company of CT Corporation System, 1633 Broadway, New York, New York 10019, as its agent to receive service of process in the United States of America under the Indenture, the Notes, the Exchange Notes, the Private Exchange Notes, if any, this Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement, the Equity Registration Rights Agreement and the Notes Registration Rights Agreement and to the provisions in the Indenture, the Notes, the Exchange Notes, the Private Exchange Notes, if any, this Agreement, the Escrow Agreement, the Unit Agreement, the Company-LLC Subscription Agreement, the Equity Registration Rights Agreement and the Notes Registration Rights Agreement whereby the Company submits to the non-exclusive jurisdiction of any Federal or state court located in the Borough of Manhattan in The City of New York (a "New York Court"); and the Company has the power to submit and has taken all necessary corporate action to submit to the non-exclusive jurisdiction of a New York Court;

                  (22) the Brazilian courts will recognize a final and
            conclusive judgment against the Company for a definite amount by a New York Court in an action arising out of or in connection with any of the Operative Documents without reconsideration of the merits upon ratification of such judgment by the Brazilian Supreme Court; and ratification of such a judgment will occur if such a judgment
            (a) fulfills all formalities required for its enforceability under the laws of the jurisdiction under which it was granted, (b) is issued following personal service of process on the Company or on a properly appointed agent for service of process, (c) is issued by a competent court after proper service of process, (d) is not subject to appeal, (e) is authenticated by a Brazilian consular office in the country where the foreign judgment is issued and is accompanied by a sworn translation into Portuguese and (f) is not contrary to Brazilian law, national sovereignty or public policy or "good morals" (as set forth in Brazilian law) and does not contain any provision which is or would for any reason not be upheld by the courts of Brazil;

                  (23) no provision of any of the Operative Documents is
            contrary to Brazilian law, national sovereignty or public policy or "good morals" (as set forth in Brazilian law) and none of the Operative Documents contains any provision which is or would for any reason not be upheld by the courts of Brazil;

                  (24) a holder of Notes, Exchange Notes or Private Exchange
            Notes, the Trustee under the Indenture, the Escrow Agent under the Escrow Agreement, the Unit Agent under the Unit Agreement, the Initial Purchasers under the Purchase Agreement, the Notes Registration Rights Agreement and the Equity Registration Rights Agreement and Holding LLC under the Company-LLC Subscription Agreement are each entitled to sue as plaintiff in a Brazilian court for the enforcement of their respective rights under such instruments and agreements against the Company and such access to Brazilian courts will not be subject to any conditions which are not applicable to residents of Brazil or a company incorporated in Brazil, other than the requirement to post a bond of guarantee with respect to court costs and legal fees if any such party does not own real property in Brazil;

                  (25) payments of interest, principal and premium in respect of the Notes, Exchange Notes or Private Exchange Notes are not currently subject under the laws of Brazil or any political subdivision thereof to any withholding or similar charges or deductions;

                  (26) the statements in the Offering Memorandum under the
            caption "Tax Considerations -- Brazil" completely and accurately summarize the material Brazilian tax consequences of, and the Brazilian Federal Reserve Department practice relating to, acquiring, owning and disposing of any of the Notes, the Exchange Notes, the Private Exchange Notes, the Holding Shares or the Common Stock;

                  (27) none of (a) the Operative Documents, (b) the issuance, sale and delivery of the Securities to the Initial Purchasers upon payment therefor as contemplated in this Agreement, (c) the issuance of the Exchange Notes and any Private Exchange Notes, (d) the issuance of the Common Stock to the LLC pursuant to the Company-LLC Subscription Agreement or (e) the distribution of the Common Stock of the Company to holders of the Holding Shares upon a Liquidation Event (as defined in the LLC Agreement), in each case as contemplated in this Agreement, the Notes Registration Rights Agreement, the Equity Registration Rights Agreement and the LLC Agreement, are subject to any registration tax, stamp duty or similar tax, duty, impost or levy imposed by the Federative Republic of Brazil or any political subdivision thereof;

            In addition such counsel shall state that such counsel has participated in conferences with representatives of the Initial Purchasers, officers and other representatives of the Issuers, representatives of the independent certified accountants of the Issuers and United States counsel to the Issuers, at which conferences the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not verified and does not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except and only to the extent set forth in subsections (7), (19) and (26) above), on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon opinions of officers and other representatives of the Issuers), no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum at the date thereof or as of the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (it being understood that such counsel has not been requested to and does not make any comment with respect to (i) the financial statements, and the notes thereto and related schedules, (ii) other financial or statistical data found in or derivable from the financial, accounting or internal records of the Issuers and (iii) any forward-looking or projected financial or statistical data relating to the Issuers, in each case, included in the Offering Memorandum).

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of the Federal laws of the United States or the laws of the State of New York, upon the opinion of Willkie Farr & Gallagher, United States counsel to the Issuers (which opinion shall be addressed to the Initial Purchasers and shall be dated and furnished to the Initial Purchasers at the Closing Time and shall be satisfactory in form and substance to counsel for the Initial Purchasers) and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law
      (1991).

            References to the Offering Memorandum in this subsection (b) include any supplement thereto prior to the Closing Time.

            (c) At the Closing Time, the Initial Purchasers shall have received the opinion of Morris, Nichols, Asht & Tunnell, special Delaware counsel to the LLC, dated as of the Closing Time, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers to the effect

                  (1) The LLC is duly organized and validly existing as a
            limited liability company in good standing under the laws of the State of Delaware. The LLC has the requisite limited liability company power and authority to (x) enter into and perform its obligations under the Purchase Agreement, the Unit Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement and to issue and deliver the Holding Shares pursuant to the Purchase Agreement and (y) own its properties and conduct its business as described in the Offering Memorandum.

                  (2) All necessary action on the part of the members of the LLC has been taken to form the LLC under Delaware law and to provide for its governance as set forth in the LLC Agreement and the LLC Agreement is valid and in full force and effect in the form attached to the Purchase Agreement as Exhibit D.

                  (3) As of the Closing Time, there are 814,955 Class A Holding
            Shares and 125,000 Class B Holding Shares authorized, issued and outstanding, all of which have been duly authorized, validly issued and are fully paid and non-assessable. No personal liability attaches to the holders of the Class A Shares or the Class B Shares by virtue of their ownership thereof. The Class A Shares and the Class B Shares have not been issued in violation of any preemptive or similar right arising under the LLC Agreement or Delaware law. The Holding Shares have the designations, powers, preferences, rights, qualification, limitations and restrictions set forth in the LLC Agreement.

                  (4) The Holding Shares to be purchased by the Initial
            Purchasers from the LLC have been duly authorized for issuance and sale to the Initial Purchasers pursuant to the Purchase Agreement, and when issued and delivered by the LLC pursuant to the Purchase Agreement, will be validly issued, fully paid and non-assessable and no holder of the Holding Shares is or will be subject to personal liability by reason of being such a Holder.

                  (5) All action on the part of LLC and its members necessary for the authorization, execution, delivery and performance of the Purchase Agreement, the Unit Agreement, the Company-LLC Subscription Agreement and the Equity Registration Rights Agreement and each of such agreements has been executed and delivered and is a valid and legally binding obligation of the LLC (assuming due authorization, execution and delivery by each of the other parties thereto).

                  (6) The statements in the Offering Memorandum under the
            heading "Description of the Class B Holding Shares," insofar as such statements purport to summarize certain provisions of the Class B Holding Shares, the Class A Holding Shares and the LLC Agreement, provide a fair summary of such provisions of such instruments and agreement.

                  (7) All consents, approvals, orders or authorizations of, or registrations or qualifications, designations, declarations or filings with any authority in the State of Delaware on the part of the LLC or its members required in connection with the consummation of the transactions contemplated by the Operative Documents have been made or obtained by the LLC or its members and are in full force and effect.

                  (8) Under Delaware law as currently in effect, holders of
            Holding Shares are not and will not be required to pay any tax, levy, impost or fee to, or register or file any document with, any governmental or administrative body in the State of Delaware, with respect to their ownership of member interests in the LLC.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of the Federal laws of the United States or the laws of the State of New York, upon the opinion of Willkie Farr & Gallagher, United States counsel to the Issuers, and as to matters involving the application of the laws of the Federative Republic of Brazil, upon the opinion of Xavier, Bernardes, Braganca, Brazilian counsel to the Issuers (which opinions shall be addressed to the Initial Purchasers and shall be dated and furnished to the Initial Purchasers at the Closing Time and shall be satisfactory in form and substance to counsel for the Initial Purchasers) and (B) as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Issuers and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

            References to the Offering Memorandum in this subsection (c) include any supplement thereto prior to the Closing Time.

            (d) The Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to certain matters set forth in subsection (a) of this Section 7.

            In rendering such opinions, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York and (B) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of respon-sible officers of the Issuers and certificates of public officials.

            In giving its opinion required by this subsection (d) of this
      Section 7, such counsel shall additionally state that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent accountants for the Issuers, United States and Brazilian counsel to the Issuers, representatives of the Initial Purchasers and Brazilian counsel to the Initial Purchasers at which conferences the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not verified and does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon opinions of officers and other representatives of the Issuers), no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum, at the date thereof or as of the Closing Time, contained or contains an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment with respect to (i) the financial statements, and the notes thereto and related schedules, (ii) other financial or statistical data found in or derivable from the financial, accounting or internal records of the Issuers and (iii) any forward-looking or projected financial or statistical data relating to the Issuers, in each case, included in the Offering Memorandum).

            (e) The Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Pinheiro Neto --Advogados, counsel for the Initial Purchasers, with respect to each of the matters set forth in subsection (b) of this Section 7.

            In rendering such opinions, such counsel (A) need not express any opinion with regard to the application of laws of any jurisdiction other than the laws of the Federative Republic of Brazil and of the political subdivisions thereof and (B) may rely, as to matters of fact, to the extent they deem proper on representations or certificates of responsible officers of the Issuers and certificates of public officials.

            In giving its opinion required by this subsection (e) of this
      Section 7, such counsel shall additionally state that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent accountants for the Issuers, United States and Brazilian counsel to the Issuers, representatives of the Initial Purchasers and United States counsel to the Initial Purchasers at which conferences the contents of the Offering Memorandum and related matters were discussed, and although such counsel has not verified and does not pass upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except and only to the extent set forth in clause
      (7), (19), and (26) of subsection (b) of this Section 7), on the basis of the foregoing (relying as to materiality to a large extent upon the representations and opinions of officers and other representatives of the Issuers), no facts have come to the attention of such counsel which lead such counsel to believe that the Offering Memorandum, at the date thereof, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment with respect to (i) the financial statements, and the notes thereto and related schedules, (ii) other financial or statistical data found in or derivable from the financial, accounting or internal records of the Issuers and (iii) any forward-looking or projected financial or statistical data relating to the Issuers, in each case, included in the Offering Memorandum).

            (f) The following conditions contained in clauses (i) and (ii) of this subsection (f) shall have been satisfied at and as of the Closing Time and (x) the Company shall have furnished to the Initial Purchasers a certificate, signed by the President and the principal financial or accounting officer of the Company and (y) the LLC shall have furnished to the Initial Purchasers a certificate, signed by two Members of the Management Committee (at least one of whom shall also be a Manager of the LLC); each such certificate shall be dated as of the Closing Time and shall be to the effect that the signers of such certificate have examined the Offering Memorandum, any amendment or supplement to the Offering Memorandum, and this Agreement and that:

                  (i) the representations and warranties of the Issuers in this
            Agreement are true and correct in all material respects on and as of the Closing Time with the same effect as if made at the Closing Time and the Issuers have complied with all the agreements and satisfied all the conditions under this Agreement on their part to be performed or satisfied at or prior to the Closing Time; and

                 (ii) since the date of the most recent financial statements included in the Offering Memorandum (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, whether or not arising in the ordinary course of business. As used in this subparagraph, the term "Offering Memorandum" means the Offering Memorandum in the form first used to confirm sales of the Securities.

            (g) At the time that this Agreement is signed and at the Closing Time, Ernst & Young Auditores Independentes S.C. shall have furnished to the Initial Purchasers a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Time, in form and sub-stance satisfactory to the Initial Purchasers, confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers and underwriters with respect to financial statements and certain financial information contained in the Offering Memorandum.

            (h) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Offering Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the business or properties of the Issuers the effect of which is, in the reasonable judgment of Merrill Lynch, so material and adverse as to make it impractical or inadvisable to proceed with the purchase and the delivery of the Securities as contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto).

            (i) All government authorizations required in connection with the issue and sale of the Securities as contemplated under this Agreement and the performance of the Issuers' respective obligations hereunder and under Indenture, the Agency Agreement, the Company-LLC Subscription Agreement, the Units, the Notes, the Exchange Notes, the Private Exchange Notes, the Holding Shares and the Common Stock delivered to the LLC pursuant to the Subscription Agreement shall be in full force and effect and the Issuers shall deliver copies of such authorizations (including but not limited to the Prior Authorization of the Brazilian Central Bank) to the Initial Purchasers and there shall have been no indication from the Brazilian Central Bank that the Registration Certificate will not be forthcoming.

            (j) At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such information, certificates and documents (including an executed copy of the Prior Authorization of the Brazilian Central Bank) as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

            (k) The Issuers and the Trustee shall have entered into the Indenture.

            (l) The Company shall have taken any and all actions reasonably required to establish the Escrow Account with the Escrow Agent and to prepare to file appropriate financing statements in each of the offices where such filing is necessary or, in the opinion of the Initial Purchasers, desirable to perfect the lien in favor of the Trustee created by the Escrow Agreement.

            (m) The Issuers and the Initial Purchasers shall have entered into the Notes Registration Rights Agreement.

            (n) The Issuers, the Shareholders, the Holding Share Transfer Agent and the Initial Purchasers shall have executed the Equity Registration Rights Agreement.

            (o) The Common Stock to be delivered to the LLC by the Company pursuant to the Company-LLC Subscription Agreement shall have been delivered to the LLC and all other obligations required to be performed pursuant to such agreement shall have been fully performed.

            (p) The Issuers, the Unit Agent and the Initial Purchasers shall have entered into the Unit Agreement.

            (q) The Issuers shall have executed the Agency Agreement and CT Corporation System shall have accepted its appointment thereunder.

            (r) The Shareholder Commitments shall have been executed and delivered and shall be in full force and effect.

            If any condition specified in this Section 7 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Initial Purchasers by notice to the Issuers, and such termination shall be without liability of any party to any other party except as provided in Section 6. Notwithstanding any such termination, the provisions of Sections 1, 8, 18 and 19 shall remain in effect. Notice of such cancellation shall be given to the Issuers in writing or by telephone, facsimile transmission or telegraph confirmed in writing. The Issuers shall furnish to the Initial Purchasers such conformed copies of such opinions, certificates, letters and documents in such quantities as the Initial Purchasers and counsel for the Initial Purchasers shall reasonably request.

            SECTION 8. Indemnification.

            (a) Indemnification of Initial Purchasers. Each of the Issuers agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
      (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto).

            (b) Indemnification of Issuers, Directors and Officers. Each Initial Purchaser severally agrees to indemnify and hold harmless the Issuers, its directors and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 8, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

            (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by the Issuers. Notwithstanding the foregoing sentence, in case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, unless such indemnified party shall have one or more legal defenses available to it which are not available to the indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election as aforesaid to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) Settlement Without Consent if Failure To Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            SECTION 9. Contribution. If the indemnification provided for in
Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

            The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

            The relative fault of the Issuers on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

            Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            For purposes of this Section 9, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of any of the Issuers, each officer, director or member of any of the Issuers and each person, if any, who controls any of the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this
Section 9 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

            SECTION 10. Representations, Warranties and Agreements To Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Issuers submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Issuers, and shall survive delivery of the Securities to the Initial Purchasers.

            SECTION 11. Termination of Agreement.

            (a) Termination: General. The Initial Purchasers may terminate this Agreement, by notice to any of the Issuers, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Issuers considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, Brazil, Latin America generally or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Initial Purchasers, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading generally on the American Stock Exchange, the New York Stock Exchange, the Sao Paulo Stock Exchange or the Rio de Janeiro Stock Exchange, in the NASDAQ National Market System or in the PORTAL market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Comissao de Valores Mobiliarios, the Commission, the National Association of Securities Dealers, Inc. or any governmental authority, or (iv) if a banking moratorium has been declared by either United States Federal or New York authorities or by the Brazilian Central Bank or any other competent governmental authority in the Federative Republic of Brazil or any political subdivision thereof.

            (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without li-ability of any party to any other party except as provided in Section 6 hereof, and provided further that Sections 1, 8, 9, 18 and 19 shall survive such termination and remain in full force and effect.

            SECTION 12. Default By One of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), Merrill Lynch shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for one or more of the nondefaulting Initial Purchasers, or any other Initial Purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any nondefaulting Initial Purchaser.

            No action pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

            In the event of any such default which does not result in a termination of this Agreement, either the non-defaulting Initial Purchaser or the Issuers shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangement.

            SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed (and in the case of Section 18, certified, return receipt requested) or (other than in the case of Section 18) transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Initial Purchasers c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1305, attention of Christopher A. Johnson, Managing

Director; and notices to the Company shall be directed to the Company's offices at Rua Alexandre Dumas, 1.711-1 andar, 04717-910-Birmann 12-Chacara Santo Antonio, Sao Paolo, Attention: Thomas C. Trynin, President; and notices to the LLC shall be directed to the LLC's offices c/o Warburg, Pincus Ventures L.P., 466 Lexington Avenue, New York, New York 10017, Attention: Douglas M. Karp.

            SECTION 14. Information Supplied by the Initial Purchasers. The statement set forth in the last paragraph on the inside front cover page in the Offering Memorandum (to the extent such statement relates to the Initial Purchasers) and the information specifically relating to the Initial Purchasers under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 1, 8 and 9 hereof.

            SECTION 15. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Issuers and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Issuers and their respective successors and legal representatives and the controlling persons and officers, directors, employees and agents referred to in Sections 8, 9 and 19 and their heirs and legal representatives, any legal or equitable right, remedy or claim under, by virtue of or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Issuers and their respective successors and legal representatives, and said controlling persons and officers, directors, employees and agents and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

            SECTION 16. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS

OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. Specified times of day refer to New York City time.

            SECTION 17. Counterparts. This Agreement may be executed by manual or facsimile signature in one or more counterparts and, when each party has executed a counterpart, all such counterparts taken together shall constitute one and the same agreement.

            SECTION 18. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 1633 Broadway, New York, NY 10019 ("CT Corporation System") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and acknowledge that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company in accordance with Section 13 shall be deemed in every respect effective service of process upon the Company, in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Units, the Notes, the Exchange Notes or the Private Exchange Notes shall be outstanding; provided that the Company may and to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein shall, by written notice to the Initial Purchasers, designate such additional or alternative agent for service of process under this Section 18 that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for the Com-pany or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York.

            To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which the Company owns or leases property or assets, (ii) the United States or the State of New York or (iii) the Federative Republic of Brazil or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or any of the Units, the Notes, Exchange Notes or Private Exchange Notes or actions to enforce judgments in respect of any thereof, the Company hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

            SECTION 19. Judgment Currency. Each of the Issuers hereby jointly and severally agrees to indemnify each Purchaser and each Person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and each of their respective officers, directors, employees and agents against any loss incurred by such party as a result of any judgment or order being given or made for any U.S. dollar amount due under this Agreement and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which such party on the date of payment of such judgment or order is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party. The foregoing indemnity shall continue in full force and effect notwith-standing any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, United States dollars.

            SECTION 20. Prior Agreements Superseded. This Agreement supersedes all prior agreements, undertakings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to each of the Issuers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Issuers in accordance with its terms.

                                       Very truly yours,

                                       PAGING NETWORK DO BRASIL S.A.



                                       By: /s/ Thomas C. Trynin
                                          ------------------------------
                                           Name:  Thomas C. Trynin
                                           Title: President



                                       PAGING BRAZIL HOLDING CO., LLC



                                       By: /s/ David E. Libowitz
                                           -----------------------------
                                           Name: David E. Libowitz
                                           Title: Manager

Confirmed and accepted as of
  the date first above
  written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated

BEAR, STEARNS & CO. INC.
GOLDMAN, SACHS & CO.

By: Merrill Lynch & Co.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated



By: /s/ Chantal D. Simon
   ---------------------------
    Name: Chantal D. Simon
    Title: Authorized Signatory

                                   SCHEDULE A

                                                                     Number of
                                                                       Units
                                                                     ---------
Name of Initial Purchaser

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated........................................   75,000

Goldman, Sachs & Co.............................................   25,000

Bear, Stearns & Co. Inc.........................................   25,000

               Total ...........................................  125,000
                                                                  -------

                                                                      SCHEDULE B


             Equity Capitalization of Paging Brazil Holding Co., LLC


                                                Number Outstanding

                                              Prior to            After
                                              Offering          Offering(1)
                                              --------          --------

Class A Member Interests                        None             814,955
Class B Member Interests                        None             125,000


----------
1 Immediately following the Offering, all of the outstanding Class A Member Interests are held beneficially and of record by Warburg, Pincus Ventures, L.P. and all of the Class B Member Interests are held beneficially and of record by the holders of Units issued and delivered pursuant to this Agreement.

                                    EXHIBIT A


                      [Notes Registration Rights Agreement]

                                                                       EXHIBIT B


                     [Equity Registration Rights Agreement]

                                                                       EXHIBIT C


                                 [LLC Agreement]